                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2000.

                           WELLS FARGO FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)

            Iowa                        2-80466                  42-1186565
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


206 Eighth Street, Des Moines, Iowa                              50309
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (515) 243-2131
                                                   --------------


                             NORWEST FINANCIAL, INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

Effective as of the close of business on June 30,2000, the corporate name of the registrant was changed from "Norwest Financial, Inc." to "Wells Fargo Financial, Inc."

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               3(a)      Articles of Incorporation of Wells Fargo Financial,
                         Inc.

               3(b)      By-Laws of Wells Fargo Financial, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WELLS FARGO FINANCIAL, INC.

                                        By:  /s/  Dennis E. Young
                                             -----------------------------
                                                  Dennis E. Young
                                        Executive Vice President and Chief
                                        Financial Officer


Date:     July 7, 2000

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                                INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION OF EXHIBIT
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
     3(a)                Articles of Incorporation of Wells Fargo
                         Financial, Inc.

     3(b)                By-Laws of Wells Fargo Financial, Inc.